EXHIBIT 32.1
CERTIFICATION PURSUANT TO SECTION 1350
(furnished but not filed)
In connection with the Quarterly Report of Boomerang Systems, Inc. (the Company) on Form 10-QSB for the period ending December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the Report), I Joseph R. Bellantoni, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002,that:
1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joseph R. Bellantoni
Joseph R. Bellantoni
Chief Financial Officer February 14, 2008

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